UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2015

ADGS ADVISORY, INC.
(Exact name of registrant as specified in its charter)

Commission file number 001-34274

Delaware	42-1743717
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

11/F, Rykadan Capital Tower 135-137 Hoi Bun Road, Kwun Tong Kowloon, Hong Kong, SAR	N/A
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (852) 2374-0002

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 13, 2015, ADGS Advisory, Inc. (the "Company") issued a press release announcing its decision to file a Form 15 with the Securities and Exchange Commission to voluntarily deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Act"). The Company is eligible to deregister its common stock by filing a Form 15 under Section 12(g) of the Act because the Company currently has fewer than 300 holders of record of its common stock. The Company intends to file the Form 15 on July 14, 2015.

Upon the filing of the Form 15, the Company's obligation to file periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under Section 13(a) of the Act will be suspended immediately. The deregistration under Section 12(g) of the Act is expected to be effective 90 days after the filing of the Form 15 at which time the Company's other filing requirements under Section 13(a) of the Act will terminate. Notwithstanding the foregoing, as soon as possible following the date hereof, the Company intends to file its Quarterly Reports on Form 10-Q for the periods ended November 30, 2014 and February 28, 2015 which are delinquent and have not been filed to date.

The decision of the Company's Board of Directors to deregister its common stock was based on the consideration of numerous factors, including but not limited to the large costs of preparing and filing periodic reports with the SEC, the burdens placed on management to comply with US reporting requirements, the low trading volume in the Company's common stock in the US and the intention of the Company to have its shares listed for trading on The Stock Exchange of Hong Kong Limited on the Growth Enterprise Market.

The Company's common stock is currently traded on the OTC Pink Market operated by the OTC Markets Group, a centralized electronic quotation service for over-the-counter securities. Following the suspension of the Company's obligation to file periodic reports, the Company anticipates its common stock will continue to be traded in the US on the OTC Pink Market, so long as market makers demonstrate an interest in trading in the Company's common stock. However, there is no assurance that trading in the Company's common stock will continue on the OTC Pink Market or any other securities exchange or quotation medium, or that the Company will be able to have its shares listed for trading on The Stock Exchange of Hong Kong Limited.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

99.1	Press Release of ADGS Advisory, Inc., dated July 13, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADGS ADVISORY, INC.
(Registrant)

Dated: July 13, 2015	By:	/s/ Li Lai Ying
Li Lai Ying
Chief Executive Officer